SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2008

                            COLONIAL BANKSHARES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                            0-51385               90-0183739
  ---------------------------        ---------------------     ---------------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2745 S. Delsea Drive, Vineland, New Jersey                         08360
------------------------------------------                         -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (856) 205-0058
                                                     --------------


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.   Results of Operations and Financial Condition
             ---------------------------------------------

     On July 24, 2008, the Registrant issued a press release regarding its earnings for the fiscal quarter ended June 30, 2008. A copy of the press release was attached as an Exhibit to the Current Report on Form 8-K filed on July 25, 2008. The press release contained incorrect balance sheet data. Attached as
Exhibit 99.1 to this report is a revised press release, dated July 31, 2008, reflecting corrected balance sheet data. This information is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            COLONIAL BANKSHARES, INC.



DATE: July 31, 2008      By:/s/ L. Joseph Stella, III
                            ----------------------------------------------
                            L. Joseph Stella, III
                            Executive Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

      Exhibit No.                      Description
      ----------                       -----------
         99.1                Revised press release of Colonial Bankshares, Inc.